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                                                                    EXHIBIT 10.5

                       SHARED TECHNOLOGIES CELLULAR, INC.
                             1994 STOCK OPTION PLAN

As amended, June 28, 2000

      1. Purpose. The Shared Technologies Cellular, Inc. 1994 Stock Option Plan (the "Plan") is intended to encourage the ownership of stock of Shared Technologies Cellular, Inc., a Delaware corporation (the "Company"), by qualified and competent persons who are key to the success of the Company and its direct and indirect subsidiaries (the "Subsidiaries") and to provide additional incentive for them to promote the growth, development and financial success of the Company and its Subsidiaries business as determined by a committee consisting of two or more members of the Board of Directors of the Company (the "Board"), as appointed pursuant to Section 2 hereof, by offering them an opportunity to increase their proprietary interest in the Company through the grant of nonqualified stock options (the "Options") to purchase shares of Common Stock of the Company, par value $0.01 per share (the "Common Stock"). Consistent with these objectives, the Plan authorizes the granting of Options to acquire shares of Common Stock pursuant to the terms and conditions hereinafter set forth. The Options are not intended to qualify as "Incentive Stock Options" within the meaning of Section 422(b) of the Internal Revenue Code of 1986, as amended (the "Code").

      2. Administration of the Plan.

            a. Members of the Committee. The Plan shall be administered by a committee (the "Committee") duly appointed by the Board which shall consist of at least two members of the Board, each of whom shall be a "Non-Employee Director" as defined in subsection (b)(3)(i) of Rule 16b-3 ("Rule 16b-3") under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Members of the Committee shall serve at the pleasure of the Board of Directors of the Company.

            b. Authority of the Committee. The Committee shall adopt such rules as it may deem appropriate in order to carry out the purposes of the Plan. Subject to the provisions of this Plan, the Committee shall have the complete authority, in its discretion, to make the following determinations with respect to each Option to be granted by the Company: (A) the person to receive the Option; (B) the time of granting the Option; (C) the number of shares subject thereto; (D) the Option Price (as defined in Section 5(b) hereof); and (E) the Option Period (as defined in Section 5(d) hereof). In making such determinations the Committee may take into account the nature of the services rendered by the person, their present and potential contributions to the success of the Company and its Subsidiaries, and such other factors as the Committee in its discretion shall deem relevant. Subject to the provisions of this Plan, all questions of interpretation, administration, and application of the Plan shall be determined by a majority of the members of the Committee then in office, except that the Committee may
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authorize any one or more of its members, or any officer of the Company, to execute and deliver documents on behalf of the Committee. The determination of such majority shall be final and binding in all matters relating to the Plan or all persons concerned. No member of the Committee shall be liable for any act done or omitted to be done by such member or by any other member of the Committee in connection with the Plan, except for such member's own willful misconduct or as expressly provided by statute.

      3. Persons to Whom Options May be Granted. Options may be granted, at the discretion of the Committee:

            a. To one or more persons who are employees or employees and directors of the Company or of any of its present or future Subsidiaries, or any employee of a Parent Corporation (within the meaning of Code Section 424(e)) (collectively, an "Employee");

            b. To one or more persons who provides services to the Company or of any of its present or future Subsidiaries as a consultant or otherwise in the capacity of an independent contractor and who is not otherwise an Employee.

      4. Stock Subject to the Plan. The shares subject to the Plan shall consist of 2,250,000 shares of Common Stock, subject to adjustment pursuant to Section 5(h) hereof, which shares may be either authorized but unissued shares or previously issued shares of Common Stock reacquired and held by the Company as treasury shares, not reserved for any other purpose. The Company shall at all times during the term of this Plan and of the Options granted hereunder reserve and keep available such number of shares of the Company's stock as will be sufficient to satisfy the requirements of this Plan and shall pay all fees and expenses necessarily incurred by the Company in connection therewith. If any outstanding Option under the Plan for any reason expires or is canceled or otherwise terminated without having been exercised in full, the shares of Common Stock allocable to the unexercised portion of such Option shall (unless the Plan shall have been terminated) become available for subsequent grants of Options under the Plan.

      5. Terms and Conditions of Options. Each Option granted pursuant to the Plan shall be evidenced by a written agreement (the "Option Agreement") between the Company and the person to whom such Option is awarded (the "Optionee"), which Option Agreement shall comply with and be subject to the following terms and conditions:

            a. Number of Shares. Each Option Agreement shall state the number of shares of Common Stock to which the Option relates.

            b. Option Price. Each Option Agreement shall state the option price, which shall not be less than seventy percent (70%) of the Fair Market Value (as defined below) of the shares of Common Stock on the date of grant of the Option (the "Option Price"). The term "Fair Market Value" of a share of Common Stock shall mean (i) if the


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shares of Common Stock are then traded on an over-the-counter market, the average of the closing bid and asked prices for the shares of Common Stock in such over-the-counter market for the last preceding date on which there was a sale of such Common Stock in such market, (ii) if the shares of Common Stock are then listed on a national securities exchange, the closing sales price per share for the last preceding date on which there was a sale of such Common Stock on such exchange, or (iii) if the shares of Common Stock are not then traded in an over-the-counter market or listed on a national securities exchange, such value as the Committee in its discretion may determine. The Option Price shall be subject to adjustment as provided in Section 5(h) hereof.

            c. Payment of Option Price.

            (i) Shares of Common Stock shall be issued to the Optionee upon payment in full either in cash (or cash equivalent) or by an exchange of shares of Common Stock of the Company previously owned by the Optionee, or a combination of both, in an amount or having a combined value equal to the aggregate purchase price for the shares subject to the Option or portion thereof being exercised. The value of the previously owned shares of Common Stock exchanged in full or partial payment for the shares purchased upon the exercise of an Option shall be equal to the aggregate Fair Market Value of such shares on the date of the exercise of such Option.

            (ii) Whenever shares of Common Stock are to be issued under the Plan, the Company shall have the power to require the recipient of the Common Stock to remit to the Company an amount sufficient to satisfy federal, state and local withholding tax requirements prior to issuance of the certificate for shares of Common Stock. The Option Agreement may provide that an Optionee shall be entitled to elect to pay all or a portion of all federal, state or local withholding taxes arising in connection with the exercise of an Option by electing to (1) have the Company withhold shares of Common Stock, or (2) deliver other shares of Common Stock previously owned by the Optionee having a Fair Market Value equal to the amount to be withheld; provided, however, that the amount to be withheld shall not exceed the Optionee's estimated total federal, state and local tax obligations associated with the transaction. The election shall be made in writing and shall be made according to such rules and in such form as the committee shall from time to time determine. The Fair Market Value of fractional shares remaining after payment of the withholding taxes shall be paid to the Optionee in cash.

            d. Terms and Exercise of Options. Options shall be exercisable over the exercise period as and at the times and upon such conditions as the committee may determine, as reflected in the Option Agreement, including the authority to accelerate the exercisability of any outstanding Option at such time and under such circumstances as it, in its sole discretion, deems appropriate (the "Option Period"), provided however, that the Option period shall not exceed ten (10) years from the date of grant of such Option. The Option Period shall be subject to earlier termination as provided in Sections 5(e) and 5(f) hereof. An Option may be exercised, as to any or all full shares of Common Stock as to


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which the Option has become exercisable, by giving written notice of such exercise to the Committee or to such individual(s) as the Committee may from time to time designate.

            e. Termination of Employment Other than for Death, Disability or Retirement In the event that the employment of an Optionee shall terminate (other than by reason of death, disability or retirement), all Options of such Optionee that are exercisable at the time of such termination may, unless earlier terminated in accordance with their terms, be exercised within three (3) months after such termination; provided, however, that if the employment of an Optionee shall terminate for Cause (as defined herein), all options theretofore granted to such Optionee shall, to the extent not theretofore exercised, terminate immediately. The term "Cause" means for purposes of whether and when an Optionee has incurred a termination of employment for Cause any act or omission which permits the Company or the Parent Corporation to terminate the written agreement or arrangement between such Optionee and the Company or the Parent Corporation, as the case may be; Cause as defined in such agreement or arrangement, or in the event there is no such agreement or arrangement or the agreement or arrangement does not define the term "Cause", than Cause shall mean
(a) the conviction of the Optionee for committing a felony under Federal law or the law of the state in which such action occurred or (b) the willful or negligent failure on the part of such Optionee to perform his duties to the Company or the Parent Corporation, as the case may be.

            f. Termination of Employment Due to Death, Disability or Retirement of Optionee. If an Optionee shall die while employed by the Company, its Subsidiaries or the Parent Corporation, or within three (3) months after the termination of such Optionee's employment other than for Cause, or if the Optionee's employment shall terminate by reason of Disability (within the meaning of Section 22(e)(3) of the Code) or retirement, all Options theretofore granted to such Optionee (to the extent otherwise exercisable at the time of death or termination of employment) may, unless earlier terminated in accordance with their terms, be exercised by the Optionee or by the Optionee's estate or by a person who acquired the right to exercise such Option by bequest or inheritance or otherwise by reason of death or disability of the Optionee, at any time within six months (or such longer period as may be determined by the Committee in its sole discretion) after the date of any such death, disability or retirement of the Optionee.

            g. Nontransferability of Options. Options granted under the Plan shall not be transferable otherwise than by will or by the laws of descent and distribution, and Options may be exercised, during the lifetime of the Optionee, only by the Optionee or by his guardian or legal representative.

            h. Effect of Certain Changes.

            (i) If there is any change in the number or class of shares of Common Stock through the declaration of stock or cash dividends, or, recapitalization resulting in stock splits, or combinations or exchanges of such shares, the number or class of shares


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of Common Stock available for Options, the number or class of such shares covered by outstanding Options, and the exercise price per share of such Options may be proportionately adjusted by the Committee in its sole discretion to reflect any such change in the number or class of issued shares of Common Stock; provided, however, that any fractional shares resulting from any such adjustment shall be eliminated. In the event of any other extraordinary corporate transaction, including but not limited to distributions of cash or other property to the Company's shareholders, the Committee may equitably adjust outstanding Options as it deems appropriate in its sole discretion.

            (ii) In the event of the proposed dissolution or liquidation of the Company, in the event of any corporate separation or division, including, but not limited to, split-up, split-off or spin-off, or in the event of a merger or consolidation of the Company with another corporation, the Committee may provide that the holder of each Option then exercisable shall have the right to exercise such Option (at its then Option Price) solely for the kind and amount of shares of stock and other securities, property, cash or any combination thereof receivable upon such dissolution, liquidation or corporate separation or division, or merger or consolidation by a holder of the number of shares of Common Stock for which such option might have been exercised immediately prior to such dissolution, liquidation, or corporate separation or division, or merger or consolidation.

            (iii) Paragraph (ii) of this Section 5(h) shall not apply to a merger or consolidation in which the Company is the surviving corporation and shares of Common Stock are not converted into or exchanged for stock, securities of any other corporation, cash or any other thing of value. Notwithstanding the preceding sentence, in case of any consolidation or merger of another corporation into the Company in which the Company is the surviving corporation and in which there is a reclassification or change (including a change to the right to receive cash or other property) of the shares of Common Stock (other than a change in par value, or from par value to no par value, or as a result of a subdivision or combination, but including any change in such shares into two or more classes or series of shares), the Committee may provide that the holder of each Option then exercisable shall have the right to exercise such Option solely for the kind and amount of shares of stock and other securities (including those of any new direct or indirect parent of the Company), property, cash or any combination thereof receivable upon such reclassification, change, consolidation or merger by the holder of the number of shares of Common Stock for which such Option might have been exercised.

            (iv) In the event of a change in the Common Stock of the Company as presently constituted, which is limited to a change of all of its authorized shares with par value into the same number of shares with a different par value or without par value, the shares resulting from any such change shall be deemed to be the Common Stock within the meaning of the Plan.


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            (v) To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive.

            (vi) Except as expressly provided in this Section 5(h), the Optionee shall have no rights by reason of any subdivision or consolidation of shares of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, merger, or consolidation or spin-off of assets or stock of another corporation; and any issue by the Company of shares of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to the Option. The grant of any Option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassification, reorganizations or changes of its capital or business structures or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or part of its business or assets.

            i. Rights as a Stockholder. An Optionee or a transferee of an Option shall have no rights as a stockholder with respect to any shares covered by the Option until the date of the issuance of a stock certificate to him or her for such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distribution of other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Section 5(h) hereof.

            j. Employment. Nothing in the Plan shall interfere with or limit in any way the right of the Company to terminate any Optionee's employment at any time, nor confer upon any Optionee any right to continue in the employ of the Company, nor will anything in the Plan require an Optionee to continue in the employ of the Company.

            k. Other Provisions. The Option Agreements authorized under the Plan shall contain such other provisions not inconsistent with this Plan, including, without limitation, the imposition of restrictions upon the exercise of an Option as the Committee shall deem advisable.

            l. Change of Control.

                  (i) In the event of a Change of Control of the Company, subject to the condition set forth in Section 5(l)(ii) below, all restrictions and conditions applicable to Options then outstanding shall be deemed satisfied, and such Options shall be deemed to be fully vested, as of the date of the Change of Control. For purposes of this Plan, a Change in Control shall be deemed to occur if the persons who were directors of the Company shall cease to constitute a majority of the Board of the Company in connection with any of the following transactions: (A) the acquisition by a third person, including a "person" as defined in Section 13(d)(3) of the Exchange Act, of beneficial ownership (as defined in Rule 13d-3 under the Exchange Act) directly or indirectly, of securities of the


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Company representing fifty percent (50%) or more of the total number of votes that may be cast for the election of the directors of the Company; or (B) as the result of, or in connection with, any tender or exchange offer, merger, consolidation or other business combination, sale of assets, or any combination of the foregoing transactions.

            (ii) Notwithstanding the occurrence of any Change of Control, an Option shall only receive the benefit of the removal of restrictions and accelerated vesting, as provided by Section 5(l)(i) above, if such Option is held by an employee of the Company and such employee's employment with the Company's terminates, for any reason, following such Change of Control. For the purposes hereof, termination shall include any reduction in compensation, geographic relocation of the employee, or any material diminution in job status or responsibilities.

            (iii) In the case of any tender or exchange offer, merger, consolidation or other business combination or sale of all or substantially all of the assets of the Company, which does not constitute a Change in Control, or in the case of a reorganization or liquidation of the Company, the Committee, or the board of directors of any corporation assuming the obligations of the Company hereunder shall, as to outstanding Options, (A) make appropriate provision for the protection of any such outstanding Options by the substitution on an equitable basis of appropriate stock of the Company or of the merged, consolidated or otherwise reorganized corporation which will be issuable in respect of the shares of Company Stock, or (B) upon written notice to the Participants, provide that the Company or the merged, consolidated or otherwise reorganized corporation shall have the right, upon the effective date of any such merger, consolidation, sale of assets or reorganization, to purchase all Options held by each Participant as to which restrictions have not lapsed as of that date at an amount equal to the aggregate fair market value on such date of the shares, such amount to be paid in cash or, if stock of the merged, consolidated or otherwise reorganized corporation is issuable in respect of the shares of the Common Stock of the Company, then, in the discretion of the Committee, in stock of such merged, consolidated or otherwise reorganized corporation equal in fair market value to the aforesaid amount. In any such case the Committee shall, in good faith, determine fair market value. The Committee may, in its discretion, advance the lapse of restrictions and conditions applicable to Options outstanding as of the date of the merger, consolidation, sale of assets or reorganization.

      6. Term of Plan. Options under this Plan may be granted pursuant to the Plan from time to time within a period of ten (10) years from the date the Plan is adopted by the Board, or the date the Plan is approved by the stockholders of the Company, whichever is earlier.

      7. Amendment. The Board may at the time and from time to time alter, amend, suspend, or terminate the Plan in whole or in part; provided, however, that no amendment which requires shareholder approval in order for the exemptions available under Rule 16b-3 to be applicable to the Plan and the Optionees, shall be effective unless the same shall be approved by the stockholders of the Company entitled to vote thereon


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on or before the effective date of the amendment. Such approval shall be obtained in such manner as is required by the Company's Certificate of Incorporation, its By-Laws, and the laws of the State of Delaware as in effect at the time of such approval. Notwithstanding the foregoing, no amendment shall affect adversely any of the rights or obligations of any Optionee, without such Optionee's consent, under any Option theretofore granted under the Plan.

      8. Headings. The headings of sections and subsections herein are included solely for convenience of reference and shall not affect the meaning of any of the provisions of the Plan.

      9. Governing Law. The Plan and all rights hereunder shall be construed in accordance with and governed by the laws of the State of Delaware.



Dated as of June 28, 2000


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Anthony D. Autorino
Chairman and Chief Executive Officer


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